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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  May 27, 1999

                            Franklin Receivables LLC
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                   333-56869                        94-3301-790
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer Identification No.)
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        47 West 200 South, Suite 500
            Salt Lake City, Utah                                        84101
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including area code        (302) 636-3305
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events

         On or about May 27, 1999, Franklin Receivables LLC (the "Company") transferred $106,523,952.96 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto
Trust 1999-1 (the "Trust"). The Trust transferred the Receivables to The Chase
Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued
Class A-1 5.52% Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $66,500,000 due December 2002 and Class A-2 6.05%
Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $40,023,000 due December 2006.

ITEM 7.  Financial Statements and Exhibits

      (a) Financial Statements - Not Applicable

      (b) Pro Forma Financial Information - Not Applicable

      (c) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.      Description
-----------      -----------
   3.1          Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement for Franklin
                Receivables LLC dated as of May 27, 1999.

   4.1          Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of May 1, 1999.

   4.2          Indenture, between the Issuer and the Indenture Collateral Agent, dated as of May 1, 1999.

   4.3          Sale and Servicing Agreement, among the Seller, Franklin Capital, Resources and the Issuer, dated as of May 1, 1999.

  10.1          Purchase Agreement, between Franklin Receivables LLC and Franklin Capital, dated as of May 1, 1999.

  10.2          Assignment of Services to Franklin Receivables LLC, dated as of May 1, 1999.

  10.3          Underwriting Agreement, among the Seller, FCC Corp., Franklin Capital and the Underwriter, dated May 20, 1999.

  10.4          Letter Agreement, between Resources and the Underwriter, dated May 20, 1999.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRANKLIN RECEIVABLES LLC, by

                             Franklin Capital Corporation as its Managing Member

                             /s/ Jennifer J. Bolt
                             -------------------------------------------
                             Name:  Jennifer J. Bolt
                             Title: President

May 27, 1999
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                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
   3.1          Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement for Franklin
                Receivables LLC dated as of May 27, 1999.

   4.1          Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of May 1, 1999.

   4.2          Indenture, between the Issuer and the Indenture Collateral Agent, dated as of May 1, 1999.

   4.3          Sale and Servicing Agreement, among the Seller, Franklin Capital, Resources and the Issuer, dated as of May 1, 1999.

  10.1          Purchase Agreement, between Franklin Receivables LLC and Franklin Capital, dated as of May 1, 1999.

  10.2          Assignment of Services to Franklin Receivables LLC, dated as of May 1, 1999.

  10.3          Underwriting Agreement, among the Seller, FCC Corp., Franklin Capital and the Underwriter, dated
                May 20, 1999.

  10.4          Letter Agreement, between Resources and the Underwriter, dated May 20, 1999.
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